                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                              --------------------


                                  FORM 8-K/A(7)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 4, 1995
                                                --------------------------------


                         SPINNAKER INDUSTRIES, INC.
- --------------------------------------------------------------------------------


          Delaware                   0-9559                      06-0544125
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(State or other jurisdiction       (Commission              (IRS Employer
     of Corporation)               file Number)             Identification No.)


               600 N. Pearl St., Suite 2160, Dallas, Texas 75201
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               (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:         (214)  855-0322
                                                   -----------------------------


- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     This amends Form 8-K/A(7) filed by the Registrant on June 10, 1996, and filed by the Registrant with respect to an event occurring on October 4, 1995. The following pro forma financial information are contained herein:

     (b)  PRO FORMA UNAUDITED FINANCIAL INFORMATION

     1. Pro Forma Combined Condensed Statements of Income for the Nine Months ended September 30, 1995 and the Year Ended December 31, 1994

     2.   Notes to Pro Forma Combined Condensed Statements of Income
          - Spinnaker Industries, Inc.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Spinnaker Industries, Inc.


                                             /s/ James W. Toman
                                             --------------------------
                                             James W. Toman
                                             Controller

Date:  June 10, 1996
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SPINNAKER INDUSTRIES, INC.


PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited; dollars in thousands, except per share and average outstanding share amounts)
- -------------------------------------------------------------------------------------------------------------------

                                                           Nine Months Ended September 30, 1995
                                          -------------------------------------------------------------------------
                                                                                     Pro Forma          Pro Forma
                                               SPINNAKER            CPC             Adjustments           Total

NET SALES                                       $77,716             $91,269                                $168,985

COST OF SALES                                   (67,740)            (75,071)               $485  (3)
                                                                                            425  (4)
                                                                                            184  (5)       (141,717)
                                          -------------       -------------       -------------       -------------

GROSS PROFIT                                      9,976              16,198               1,094              27,268

SELLING, ADMINISTRATIVE                          (7,473)            (11,731)                 92  (3)
    AND GENERAL                                                                              32  (5)
                                                                                           (865) (6)
                                                                                          1,333  (7)        (18,612)
                                          -------------       -------------       -------------       -------------

INCOME FROM OPERATIONS                            2,503               4,467               1,686               8,656

OTHER INCOME                                         13                                                          13
                                                                                           (500) (8)
INTEREST EXPENSE                                 (1,942)                                 (6,112) (9)         (8,554)
                                          -------------       -------------       -------------       -------------

INCOME BEFORE TAXES                                 574               4,467              (4,926)                115

INCOME TAX BENEFIT (PROVISION)                       43              (1,768)              1,957  (10)           232

MINORITY INTEREST                                  (146)                                                       (146)
                                          -------------       -------------       -------------       -------------

NET INCOME                                         $471              $2,699             ($2,969)               $201
                                          -------------       -------------       -------------       -------------
                                          -------------       -------------       -------------       -------------

Pro Forma Per Share Data:                         $0.21                                                       $0.09
    Earnings Per Share
    Weighted average shares and common
       stock equivalents outstanding          2,209,705                                                   2,209,705


SPINNAKER INDUSTRIES, INC.


PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited; dollars in thousands, except per share and average outstanding share amounts)
- -------------------------------------------------------------------------------------------------------------------

                                                               Year Ended December 31, 1994
                                          -------------------------------------------------------------------------
                                                                                    Pro Forma           Pro Forma
                                          SPINNAKER (1)         CPC  (2)           Adjustments            Total

NET SALES                                       $98,102            $108,842                                $206,944

COST OF SALES                                   (86,559)            (90,239)               $646  (3)
                                                                                           (236) (4)
                                                                                            473  (5)       (175,915)
                                          -------------       -------------       -------------       -------------

GROSS PROFIT                                     11,543              18,603                 883              31,029

SELLING, ADMINISTRATIVE                          (7,247)            (13,924)                123  (3)
    AND GENERAL                                                                              83  (5)
                                                                                         (1,150) (6)
                                                                                          2,351  (7)        (19,764)
                                          -------------       -------------       -------------       -------------

INCOME FROM OPERATIONS                            4,296               4,679               2,290              11,265

OTHER INCOME                                         31                                                          31
                                                                                           (500) (8)
INTEREST EXPENSE                                 (2,434)                                 (7,822) (9)        (10,756)
                                          -------------       -------------       -------------       -------------

INCOME BEFORE TAXES                               1,893               4,679              (6,032)                540

INCOME TAX BENEFIT (PROVISION)                     (727)             (1,825)              2,331  (10)          (221)

MINORITY INTEREST                                  (347)                                                       (347)
                                          -------------       -------------       -------------       -------------

NET INCOME                                         $819              $2,854             ($3,701)               ($28)
                                          -------------       -------------       -------------       -------------
                                          -------------       -------------       -------------       -------------

Pro Forma Per Share Data:                         $0.37                                                      ($0.01)
    Earnings Per Share
    Weighted average shares and common
       stock equivalents outstanding          2,209,705                                                   2,209,705


                           SPINNAKER INDUSTRIES, INC.

           Notes to Pro Forma Combined Condensed Statements of Income

(1) The historical financial statements of Spinnaker for the year ended December 31, 1994 include on a pro forma basis, the results of operations of Spinnaker's 81% owned subsidiary, Brown-Bridge Industries, Inc., for the period from January 1, 1994 through September 19, 1994 (date of acquisition of Brown-Bridge) as if it were acquired as of January 1, 1994. Included in Spinnaker's results of operations are $64,470,000 of net sales and $909,000 of net income related to Brown-Bridge for such period on a pro forma basis.

(2) Historical financial statements of CPC are for its fiscal year ended September 30, 1994.

(3) Rent expense and property taxes associated with the Linden plant which was closed by seller in 1995 and was not acquired. Sales previously supplied by the Linden plant will be fulfilled from the acquired facilities.

(4) Adoption of the first-in, first-out method of inventory valuation from the last-in, first-out (LIFO) method.

(5) Depreciation adjustment on acquired plant, property and equipment, including depreciation of the leased facility to be purchased from seller.

(6)  Amortization of goodwill over a period of 25 years.

(7) Reduction of management and royalty fees and warehouse rentals paid by CPC to its parent.

(8) Guaranty fee payable to Spinnaker's parent (Lynch Corporation) in connection with acquisition indebtedness. Lynch owns 83% of Spinnaker's outstanding stock and has agreed to guarantee a $25 million note payable to Alco for a four month period at .5% of the principal amount per month ($125,000 per month).

(9) Interest expense and amortization of deferred financing fees on debt incurred in connection with the acquisition. Approximately $52 million of the debt bears interest at a floating rate. A 1% change in the index would increase (decrease) interest expense $520,000 on an annualized basis.

(10) Tax effect on pro forma combined earnings at Spinnaker's effective rate.